CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	1 Months Ended	11 Months Ended
	Jan. 31, 2021	Dec. 31, 2021
Costs and expenses
General and administrative	$ 3,475	$ 72,146,944
Depreciation	5	4,867
Total costs and expenses	3,480	72,151,811
Operating loss	(3,480)	(72,151,811)
Other expense
Interest income		4,331
Interest expense		(26,912)
Change in fair value of warrant liability		21,828
Total other expense		(753)
Net loss	$ (3,480)	$ (72,152,564)
Basic and diluted net loss per share		$ (0.33)
Basic and diluted weighted average number of shares outstanding		218,026,424